Exhibit No. 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q for the quarter ended August 31, 2023 of Applied Digital Corporation (the “Company”) as filed with the Securities and Exchange Commission on the date hereof (the “Report”),Wesley Cummins, Chief Executive Officer of the Company, certifies, to the best of his knowledge, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1)The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	October 10, 2023	By:	/s/ Wesley Cummins
Chief Executive Officer, Treasurer, Chairperson of the Board and Director (Principal Executive Officer)

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